Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – September

Innovator U.S. Equity Power Buffer ETF™ – September

Innovator U.S. Equity Ultra Buffer ETF™ – September

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated February 27, 2024

August 23, 2024

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period for each Fund will end on August 31, 2024, and each Fund will commence a new Outcome Period that will begin on September 1, 2024 and end on August 31, 2025. Each Fund’s Cap will not be determined until the start of the new Outcome Period on September 1, 2024. A supplement to each Fund’s prospectus will be filed on August 30, 2024 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of August 22, 2024, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – September	BSEP	15.62% – 18.52% (14.83% – 17.73% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – September	PSEP	12.22% – 14.13% (11.43% – 13.34% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – September	USEP	12.25% – 14.02% (11.46% – 13.23% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference